Exhibit 10.9

AMENDMENT to PROMISSORY NOTE

This AMENDMENT TO PROMISSORY Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act. Furthermore, this Note may not be sold or otherwise transferred other than in compliance with Section 4.2 of thE ORIGINAL Note.

March 13, 2017

THIS AMENDMENT TO PROMISSORY NOTE (“Amendment”) is made on March 13, 2017, but effective as of December 19, 2016, between St Cloud Station LLC, a Delaware limited liability company, as the “Company”, and Phillips Edison Limited Partnership, a Delaware limited partnership, as the Noteholder”.

RECITALS

1.	By Promissory Note dated December 19, 2016 from Company in favor of Noteholder (“Original Note”), Company promised to pay to Noteholder the sum of $11,390,000.00, with interest on the principal sum, and upon the terms and conditions as stated in the Original Note; and

2.	The parties wish to amend the Original Note to restate the Maturity Date, and are entering into this Amendment to confirm their agreements.

NOW, THEREFORE, for and in consideration of the agreements in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each party, the parties agree as follows:

1.       Recitals; Definitions. The Recitals are incorporated within this Amendment as though fully stated herein. All defined terms used in this Amendment but not otherwise defined in this Amendment shall have the meanings given them in the Original Note.

2.       Amendment. The Original Note is amended as follows:

a.	The introductory paragraph of the Original Note is deleted in its entirety, and the following is inserted in lieu thereof:

“FOR VALUE RECEIVED, the undersigned ST CLOUD STATION LLC, a Delaware limited liability company (the “Company”), promises to pay to PHILLIPS EDISON LIMITED PARTNERSHIP, a Delaware limited partnership, or its assigns (collectively, the “Noteholder”), at such place as the Noteholder designates to the Company in writing, on December 31, 2018 (the “Maturity Date”), the sum of Eleven Million Three Hundred Ninety Thousand United States Dollars (U.S. $11,390,000.00).”

3.    Ratification. Except as specifically amended above, the remainder of the Original Note remains unmodified. The Original Note, as amended by this Amendment, is hereby ratified and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed under seal by a duly authorized officer as of the date first written above.

COMPANY:

ST CLOUD STATION LLC,
a Delaware limited liability company

By:	/s/ Robert F. Myers
Name:	Robert F. Myers
Title:	Vice President

NOTEHOLDER:

PHILLIPS EDISON LIMITED PARTNERSHIP,
A Delaware limited partnership

By: Phillips Edison & Company, Inc., its general partner

By:	/s/ John Caulfield
Name:	John Caulfield
Title:	Vice President

-2-